AUXIER FOCUS FUND


                                  PROSPECTUS
                               November 1, 2001


INVESTMENT OBJECTIVE:
Long term capital appreciation




8050 S.W. Warm Springs Street
Suite 130
Tualatin, OR 97062
877-3-AUXIER (877-328-9437)
























         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

10277

                             TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY...........................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND....................................4

ADDITIONAL INFORMATION ABOUT THE FUND.........................................5

HOW TO BUY SHARES.............................................................6

HOW TO REDEEM SHARES..........................................................8

DETERMINATION OF NET ASSET VALUE..............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................10

MANAGEMENT OF THE FUND........................................................11

FINANCIAL HIGHLIGHTS..........................................................12

PRIVACY POLICY................................................................13

FOR MORE INFORMATION..................................................BACK COVER

                         RISK/RETURN SUMMARY

Investment Objective

         The investment objective of the Auxier Focus Fund is to provide long term capital appreciation.

Principal Strategies

         The Fund invests primarily in a portfolio of common stocks that the Fund's advisor believes offer growth opportunities at a reasonable price. The advisor's assessment of a stock's growth prospects and price is based on several criteria, including:

o        price to earnings
o        price to cash flow
o        rate of earnings growth
o        consistency in past operating results
o quality of management and present and projected industry position, based on the advisor's research.

The advisor's research includes review of public information (such as annual reports), discussions with management, suppliers and competitors, and attending industry conferences.

         The Fund may invest in foreign equity securities by purchasing American Depositary Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The Fund will not invest more than 20% of its net assets in ADRs.
         Under normal circumstances, the Fund will invest primarily in the common stock of medium to large U.S. companies (those with market capitalizations above $1 billion). As the Fund is non-diversified, its portfolio may at times focus on a limited number of companies that the advisor believes offer superior prospects for growth. Certain sectors are likely to be overweighted compared to others because the advisor focuses on sectors that it believes demonstrate the best fundamentals for growth and will, in the advisor's opinion, be leaders in the U.S. economy. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

         The Fund may sell a security when the advisor's research indicates that there has been a deterioration in the company's fundamentals, such as changes in the company's competitive position or a lack of management focus.

         The Fund does not intend to purchase or sell securities for short term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund's portfolio securities.

Principal Risks of Investing in the Fund

o Management Risk. The advisor's growth-oriented approach may fail to produce the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
o Volatility risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
o Foreign Risk. To the extent the Fund invests in ADRs, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.
o Non-Diversification Risk. As a non-diversified fund, the Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies. These factors can have a negative affect on the value of the Fund's shares.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

         The Fund may be suitable for:

o Long-term investors seeking a fund with a growth investment strategy
o Investors who can tolerate the greater risks associated with common stock investments
o Investors who can tolerate the increased risks and price fluctuations associated with a non-diversified fund

How the Fund has Performed

         The bar chart below shows the Fund's total return for the calendar year ended December 31, 2000. The performance table below shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[OBJECT OMITTED]

         During the period shown, the highest return for a quarter was 4.40% (3rd quarter, 2000); and the lowest return was -5.22% (2nd quarter, 2000).


*The Fund's year-to-date return as of September 30, 2001 was 3.99%.

Average Annual Total Returns for the periods ended 12/31/2000:

                            One Year    Since Inception1
The Fund                    4.05%       4.74%
S&P 500 Index               -9.10%      -2.90%

1July 9, 1999

                       FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.35%
Distribution (12b-1) Fees...................................................NONE
Other Expenses ............................................................0.06%
Total Annual Fund Operating Expenses ......................................1.41%
Expense Reimbursement1.....................................................0.06%
Net Fund Operating Expenses ...............................................1.35%

1 The advisor has contractually agreed to reimburse the Fund for the fees and expenses of the disinterested Trustees through October 31, 2002.

Example:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for expense reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years          5 years           10 years
         ------            -------          -------           --------

         $142                $441             $761               $1669

                     ADDITIONAL INFORMATION ABOUT THE FUND

Non-principal Strategies

         The advisor may sell short equity securities of companies that the advisor believes are overvalued. Under normal circumstances, the percentage of the portfolio in short positions will not exceed 20 percent of total assets. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size. Positions in shorted securities are speculative and more risky than "long" positions (purchases). You should be aware that any strategy that includes selling securities short can suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund's return.

General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

                             HOW TO BUY SHARES

         The minimum initial investment in the Fund is $2,000. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

         By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

         Mail the application and check to:

         U.S. Mail:                              Overnight:
         Auxier Focus Fund                       Auxier Focus Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 877-3-AUXIER to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: Auxier Focus Fund
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.#489022988

         You must provide a signed application to Unified Fund Services at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

         Minimum subsequent investments are $100. You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                  -the name of your account(s)
      -your account number(s)     -a check made payable to the Auxier Focus Fund

Checks should be sent to the Auxier Focus Fund at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

         You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                             HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                              Overnight:
         Auxier Focus Fund                       Auxier Focus Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed if you request the redemption check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 877-3-AUXIER if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at 877-3-AUXIER. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at 877-3-AUXIER. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share ("NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the advisor at their fair value, according to procedures approved by the Board of Trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the Fund.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                     DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

         Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

         Auxier Asset Management, LLC, 8050 S.W. Warm Springs Street, Suite 130, Tualatin, OR 97062, serves as investment advisor to the Fund. As of September 30, 2001, the advisor managed approximately $164 million in assets.

         J. Jeffrey Auxier is President and Chief Investment Officer of the advisor and is responsible for the day-to-day management of the Fund's portfolio. He is a graduate of the University of Oregon, and began his investment career in 1982. Mr. Auxier has extensive money management experience. As a portfolio manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the advisor in July 1998. In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company's Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group. In 1997 and 1998, Money magazine named him as one of their top ten brokers in the country. Mr. Auxier was a Senior Vice President with Smith Barney when he left to found the advisor. For the fiscal year ended June 30, 2001, the Fund paid the advisor a fee equal to 1.35% of its average daily net assets.

         The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                             FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                       For the year             Period ended
                                                      ended June 30,              June 30,
                                                           2001                   2000 (c)
                                                    -------------------      -------------------
Selected Per Share Data
Net asset value, beginning of period                       $      9.99              $     10.00
                                                    -------------------      -------------------
Income from investment operations
   Net investment income (loss)
                                                                  0.17                     0.18
   Net realized and unrealized gain (loss)
                                                                  1.43                   (0.16)
                                                    -------------------      -------------------
                                                    -------------------      -------------------
Total from investment operations
                                                                  1.60                     0.02
                                                    -------------------      -------------------

Less distributions:
   Distributions from net investment income
                                                                (0.13)                   (0.03)
   Distributions from net realized gains                        (0.03)                     0.00
                                                    -------------------      -------------------
                                                    -------------------      -------------------
Total distributions
                                                                (0.16)                   (0.03)
                                                    -------------------      -------------------
Net asset value, end of period                             $     11.43              $      9.99
                                                    ===================      ===================

Total Return                                                    16.11%                    0.23% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                            $     7,084              $     1,336
Ratio of expenses to average net assets                          1.35%                    1.35% (b)
Ratio of expenses to average net assets
   before reimbursement                                          1.41%                    1.62% (b)
Ratio of net investment income (loss)
   to average net assets                                         1.56%                    1.84% (b)
Ratio of net investment income (loss)
   to average net assets before reimbursement                    1.50%                    1.57% (b)
Portfolio turnover rate                                         41.46%                  192.04% (b)


(a)  For periods of less than a full year, total return is not annualized.
(b)  Annualized.
(c)  For the period July 9, 1999 (commencement of operations) through June 30,
     2000.


                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:
o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                               FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Funds at 877-3-AUXIER to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






Investment Company Act #811-9096

                                AUXIER FOCUS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2001

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Auxier Focus Fund dated November 1, 2001. A free copy of the Prospectus can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling toll free 1-877-3-AUXIER (877-328-9437).


                                TABLE OF CONTENTS

PAGE

DESCRIPTION OF THE TRUST AND THE FUND.........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
   CONSIDERATIONS.............................................................3

INVESTMENT LIMITATIONS........................................................9

THE INVESTMENT ADVISOR........................................................11

TRUSTEES AND OFFICERS.........................................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................14

DETERMINATION OF SHARE PRICE..................................................15

INVESTMENT PERFORMANCE........................................................16

CUSTODIAN.....................................................................17

FUND SERVICES.................................................................17

ACCOUNTANTS...................................................................18

DISTRIBUTOR...................................................................18

FINANCIAL STATEMENTS..........................................................18

DESCRIPTION OF THE TRUST AND THE FUND

         The Auxier Focus Fund (the "Fund") was organized as a non-diversified series of AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on July 9, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Auxier Asset Management, LLC (the "Advisor").

         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

     As of October 25, 2001, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94102 - 67.38%.

         As of October 25, 2001, Charles Schwab & Co. may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

         As of October 25, 2001, the Trustees and officers as a group owned less than one percent of the Fund.

         For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

         A. Equity Securities. Equity securities consist of common stock, preferred stock, convertible preferred stock, convertible bonds, American Depositary Receipts ("ADRs"), rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund will not invest more than 5% of its net assets in each of the following: preferred stock, convertible preferred stock and convertible bonds.

         Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

         ADRs are subject to risks similar to those associated with direct investment in foreign securities. For example, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

         B. Debt Securities. The Fund may buy debt securities of all types and qualities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities are generally interest rate sensitive, which means that their volume will generally decrease when interest rates rise and increase when interest rates fall. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer term bonds are generally more sensitive to interest rate changes than short term bonds.

         Corporate debt securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consist of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Fixed rate corporate debt securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

         Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

         Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.

         Variable rate securities. Variable rate demand notes are long term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest index or a stated percentage of a prime rate or another published rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than 7 days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

         Floating rate securities. Floating rate securities are debt securities with interest payments or maturity values that are not fixed, but float inversely to an underlying index or price. These securities may be backed by the U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.

         Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

         Inverse floating rate securities. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

         Lower quality debt securities. Lower quality debt securities (commonly called "junk bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

         Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

         Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the advisor's research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

         Municipal Securities. Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

         The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.

         Municipal securities may carry fixed or floating rates of interest. Most municipal securities pay interest in arrears on a semi-annual or more frequent basis. However, certain securities, typically known as capital appreciation bonds or zero coupon bonds, do not provide for any interest payments prior to maturity. Such securities are normally sold at a discount from their stated value, or provide for periodic increases in their stated value to reflect a compounded interest rate. The market value of these securities is also more sensitive to changes in market interest rates than securities that provide for current interest payments.

         Municipal securities in the form of notes generally are used to provide for short term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

         C. Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price, and "restricted securities." Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities.

         D. Restricted Securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

         With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or an institutional trading market in such securities exists. The Fund will not, however invest more than 5% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

         E. Borrowing. The Fund may borrow amounts up to 5% of its net assets to meet redemption requests. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more then its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

         F. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

         G. Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security, convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         H. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government (U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Firstar Bank, N.A. (the Fund's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

         I. Short Sales. The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than long positions in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Investors should be aware of the intrinsic risk involved in the Fund and be cognizant that any strategy that includes selling securities short can suffer significant losses.

         In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Short Sales. The Fund will not effect short sales of securities except as described in the Prospectus or the Statement of Additional Information.

     5. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or the Statement of Additional Information.

     6. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.


THE INVESTMENT ADVISOR

     The Fund's investment advisor is Auxier Asset Management, LLC, 8050 S.W. Warm Springs Street, Suite 130, Tualatin, OR 97062. J. Jeffrey Auxier may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividends on securities sold short), fees and expenses of the non-interested person Trustees, extraordinary expenses (including organizational expenses) and Rule 12b-1 expenses, if any. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the average daily net assets of the Fund. The Advisor has contractually agreed to reimburse the Fund for the fees and expenses of the non-interested person Trustees through October 31, 2002. For the fiscal year ended June 30, 2001, and for the period from July 9, 1999 (commencement of operations) through June 30, 2000, the Fund paid advisory fees of $44,484 and $10,346, respectively.

         The Advisor retains the right to use the name "Auxier" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Auxier" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing  Director  of  Unified  Fund  Services,   Inc.,  the  Fund's
1793 Kingswood Drive                 Secretary and    transfer  agent,  fund  accountant and  administrator,  since October
Suite 200                            Trustee          2000.  President,  Treasurer and  Secretary of  AmeriPrime  Financial
Southlake, Texas  76092                               Services,  Inc.,  a fund  administrator,  (which  merged with Unified
Year of Birth:  1958                                  Fund  Services,  Inc.) from 1994  through  October  2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc., the
                                                      Fund's distributor, from 1994 through November 2000; President and
                                                      Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
Robert A. Chopyak                    Treasurer and    Assistant  Vice-President of Financial Administration of Unified Fund
1793 Kingswood Drive                 Chief            Services,  Inc.,  the Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August 2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing   Y2K  testing,   January  1999  to  January  2000.   Vice
                                                      President of Fund Accounting,  American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and gas
2001 N. Indianwood Avenue                             services company,  since 1997; various positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc.,  oil  field  manufacturing/supply  company,  from 1984 to 1997,
Year of Birth:  1957                                  most recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX 77002                                     Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

      The compensation paid to the Trustees for the fiscal year ended June 30, 2001 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ======================= ==================================
                                     Aggregate               Total Compensation
Name                                 Compensation            from Trust (the Trust is
                                     from Trust              not in a Fund Complex)
------------------------------------ ----------------------- ----------------------------------
Kenneth D. Trumpfheller                         0                            0
------------------------------------ ----------------------- ----------------------------------
Steve L. Cobb                                $20,375                      $20,375
------------------------------------ ----------------------- ----------------------------------
Gary E. Hippenstiel                          $20,375                      $20,375
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $3,034,087.36 of brokerage transactions (on which commissions were $4,895.19) during the fiscal year ended June 30, 2001.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal year ended June 30, 2001, and for the period from July 9, 1999 (commencement of operations) through June 30, 2000, the Fund paid brokerage commissions of $8227.05 and $2833.42, respectively.

         The Trust, Advisor and Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n=ERV

         Where:       P        =       a hypothetical $1,000 initial investment
                      T        =       average annual total return
                      n        =       number of years
                      ERV      =       ending redeemable value at the end of
                                       the applicable period of the hypothetical
                                       $1,000 investment made at the beginning
                                       of the applicable period.

         The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         In addition to providing average annual total return, the Fund may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year ended June 30, 2001, and for the period from July 9, 1999 (commencement of operations) through June 30, 2001, the Fund's average annual total returns were 16.11% and 7.97%, respectively.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the S&P 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900) for these transfer agency services.

         In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 to $100 million). For the fiscal year ended June 30, 2001, and for the period from July 9, 1999 (commencement of operations) through June 30, 2000, Unified received $15,382 and $8,300, respectively, from the Advisor (not the Fund) for these fund accounting services.

         Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended June 30, 2001, and for the period from July 9, 1999 (commencement of operations) through June 30, 2000, Unified received $20,943 and $20,625, respectively, from the Advisor on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2002. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


FINANCIAL STATEMENTS

         The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's annual report to shareholders for the fiscal year ended June 30, 2001. The Trust will provide the annual report without charge by calling the Fund toll free 1-877-3-AUXIER (877-328-9437).

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS
                       STANDARD & POOR'S RATINGS SERVICES

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rate "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

         B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

         D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS  SERVICE,  INC.

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risk appear somewhat greater than the Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                GJMB GROWTH FUND


                                   PROSPECTUS
                                November 1, 2001


INVESTMENT OBJECTIVE:
Long term capital appreciation




310 East Colorado Boulevard
Suite 802
Pasadena, California 91101
(888) 912-4562
























         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS



                                                                            PAGE

RISK/RETURN SUMMARY...........................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND....................................7

HOW TO BUY SHARES.............................................................8

HOW TO REDEEM SHARES..........................................................10

DETERMINATION OF NET ASSET VALUE..............................................11

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................11

MANAGEMENT OF THE FUND........................................................12

FINANCIAL HIGHLIGHTS..........................................................13

PRIVACY POLICY................................................................14

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

         The investment objective of the GJMB Growth Fund is long term capital appreciation.

Principal Strategies

         The Fund invests primarily in common stocks of U.S. companies which the Fund's advisor believes offer superior prospects for growth. In this regard, the advisor seeks to invest in stocks with the following characteristics:

o        Market capitalization in excess of $5 billion.
o Seasoned businesses with at least 5 years of audited financial information.
o Industry leaders with strong brand recognition.
o Experienced and proven management teams.

         The Fund may also invest to a limited extent in comparable stocks of foreign companies by purchasing American Depositary Receipts ("ADRs"). An ADR is a U.S. dollar denominated certificate that evidences ownership of shares of a foreign company. They are alternatives to the direct purchase of the underlying foreign stock.

         The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund. Certain industry sectors may be overweighted compared to others because the advisor seeks the best investment opportunities regardless of sector. The Fund may, for example, be overweighted at times in the technology sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

         The Fund's sell discipline evolves around three basic strategies. A stock may be sold if: (a) the advisor feels that expected earnings are already reflected in the share price; (b) the advisor feels that the stock's fundamentals no longer meet the advisor's criteria; or (c) the advisor desires to increase the overall cash level of the Fund.

Principal Risks of Investing in the Fund

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.
o Volatility risk. Common stocks tend to be more volatile than other investment alternatives. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
o Non-diversification Risk. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.
o Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. The Fund may have a greater concentration in technology companies and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.
o Foreign Risk. To the extent the Fund invests in ADRs, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Is the Fund right for You?

         The Fund may be suitable for:

o Long term investors seeking a fund with a growth investment strategy.
o Investors willing to accept price fluctuations in their investment.
o Investors who can tolerate the greater risks associated with common stock investments.

How the Fund has Performed

         The Bar Chart and Performance Table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The Bar Chart shows changes in the returns of the Fund since inception. The Performance Table shows how the average annual total returns of the Fund compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance

[OBJECT OMITTED]

*The Fund's year-to-date return as of September 30, 2001 was -19.60%.

         During the period shown, the highest return for a quarter was 16.38% (4th quarter, 1999); and the lowest return was -8.10% (4th quarter, 2000).

Average Annual Total Returns for the periods ended 12/31/00:

                  One Year              Since Inception1
The Fund          -9.05%                  6.85%
S&P 500 Index     -9.10%                  4.88%

1December 31, 1998.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.20%
Distribution (12b-1) Fees...................................................NONE
Other Expenses.............................................................0.03%
Total Annual Fund Operating Expenses.......................................1.23%
Expense Reimbursement1 ....................................................0.03%
Net Expenses ..............................................................1.20%

1The Fund's advisor has contractually agreed to reimburse the Fund for the fees and expenses of the disinterested Trustees incurred by the Fund through October 31, 2004.

Example:

              This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for expense reimbursement reflected in the first three years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year            3 years              5 Years         10 Years
         ------            -------              -------         --------
         $126               $412                 $679             $1,495

                                HOW TO BUY SHARES

              The minimum initial investment in the Fund is $200,000. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The investment minimums may be waived for clients of the advisor. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

              By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

         Mail the application and check to:

         U.S. Mail:                              Overnight:
         GJMB Growth Fund                        GJMB Growth Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (888) 912-4562 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3..
         Attn: GJMB Growth Fund
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.# 488922436

         You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

         The minimum subsequent investment for the Fund is $20,000. You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

         -your name
         -the name of your account(s)
         -your account number(s)
         -a check made payable to GJMB Growth Fund

Checks should be sent to the GJMB Growth Fund at the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                              Overnight:
         GJMB Growth Fund                        GJMB Growth Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed if you request the redemption check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (888) 912-4562 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (888) 912-4562. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (888) 912-4562. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $200,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the advisor at their fair value, according to procedures approved by the Board of Trustees.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions, if any, will consist primarily of capital gains.

         Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

         The Fund's investment advisor is Gamble, Jones, Morphy & Bent, 301 East Colorado Boulevard, Suite 802, Pasadena, California 91101. The advisor is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio and managing the Funds' business affairs. The firm became a registered investment advisor in 1956 and was reorganized as a California corporation in 1990. As of September 30, 2001, the firm managed approximately $1.2 billion for individuals, trusts and pension plans. The investment decisions for the Fund are made by Gary A. Pulford under the guidance of the advisor's executive committee. Mr. Pulford joined the advisor in October of 1997 and, in addition to managing individual portfolios, is a principal of the firm. Mr. Pulford's investment career extends over more than 18 years, and immediately prior to joining the advisor, Mr. Pulford served as Vice-President of Investments for First American Trust Company from January 1995 through October 1997. While Mr. Pulford is responsible for the day-to-day management of the Fund's portfolio, the executive committee is actively involved in determining the overall make-up of the Fund.

         For the fiscal year ended June 30, 2001, the Fund paid the advisor a management fee equal to 1.20% of its average daily net assets.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                       Year ended                Year ended               Period ended
                                                      June 30, 2001             June 30, 2000           June 30, 1999 (a)
                                                   --------------------      --------------------      --------------------
Selected Per Share Data
Net asset value, beginning of period                      $      12.68              $      11.02              $      10.00
                                                   --------------------      --------------------      --------------------
Income from investment operations
   Net investment income (loss)                                   0.05                      0.05                      0.02
   Net realized and unrealized gain (loss)                      (2.33)                      1.67                      1.00
                                                   --------------------      --------------------      --------------------
Total from investment operations                                (2.28)                      1.72                      1.02
                                                   --------------------      --------------------      --------------------
Less distributions:
   From net investment income                                   (0.05)                    (0.02)                      0.00
   From net realized gains                                      (0.34)                    (0.04)                      0.00

                                                   --------------------      --------------------      --------------------
Total distributions                                             (0.39)                    (0.06)                      0.00

                                                   --------------------      --------------------      --------------------

Net asset value, end of period                            $      10.01              $      12.68              $      11.02
                                                   ====================      ====================      ====================

Total Return                                                  (18.19)%                    15.61%                    10.20%  (c)

Ratios and Supplemental Data
Net assets, end of period (000)                                $12,697                   $12,967                    $6,502
Ratio of expenses to average net assets                          1.20%                     1.20%                     1.20%  (b)
Ratio of expenses to average net assets
   before reimbursement                                          1.23%                     1.22%                     1.25%  (b)
Ratio of net investment income to
   average net assets                                            0.40%                     0.40%                     0.34%  (b)
Ratio of net investment income to
   average net assets before reimbursement                       0.38%                     0.38%                     0.28%  (b)
Portfolio turnover rate                                         59.92%                    16.99%                    24.26%  (b)

(a)  December 31, 1998 (commencement of operations) to June 30, 1999.
(b)  Annualized
(c) For a period of less than a full year, the total return is not annualized.


                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Fund at (888) 912-4562 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.








Investment Company Act #811-9096

                                GJMB GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2001

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the GJMB Growth Fund dated November 1, 2001. This SAI incorporates by reference the Fund's annual report to shareholders for the fiscal year ended June 30, 2001. A free copy of the Prospectus or the annual report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (888) 912-4562.

                                TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND THE FUND.........................................2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
   AND RISK CONSIDERATIONS....................................................3

INVESTMENT LIMITATIONS .......................................................5

THE INVESTMENT ADVISOR .......................................................7
TRUSTEES AND OFFICERS.........................................................8
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................9
DETERMINATION OF SHARE PRICE..................................................10
INVESTMENT PERFORMANCE........................................................12
CUSTODIAN.....................................................................13
FUND SERVICES.................................................................13
ACCOUNTANTS...................................................................14
DISTRIBUTOR ..................................................................14
FINANCIAL STATEMENTS..........................................................14

DESCRIPTION OF THE TRUST THE FUND

              The GJMB Growth Fund (the "Fund") was organized as a non-diversified series of AmeriPrime Funds (the "Trust") on October 22, 1998 and commenced operations on December 31, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Gamble, Jones Morphy & Bent (the "Advisor").

              The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

              Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

              As of October 19, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94102 - 94.41%.

              As of October 19, 2001, Charles Schwab & Co. may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor.

              As of October 19, 2000, the Trustees and officers as a group beneficially owned less than 1% of the Fund.

              For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

              This section contains additional information about the investments the Fund may make and some of the techniques it may use.

         A. Equity Securities. The Fund may invest in equity securities, which include common stock, preferred stock, and common stock equivalents (such as convertible preferred stock and convertible debentures, rights, and warrants), American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR"), Global Depositary Receipts ("GDRs"), and investment companies which invest primarily in the above. Common stock, the most familiar type, represent an equity (ownership) interest in a corporation. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Fund will not invest more than 5% of its net assets at the time of purchase in rights, warrants or convertible stock. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate. The Fund may invest up to 5% of its net assets in each of the following: convertible preferred stock; rights; and warrants. The Fund will only invest in those convertible preferred stocks rated A or better by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Advisor.

         The Fund may invest in foreign companies by purchasing ADRs, EDRs, GDRs and index products like World Equity Benchmark Shares ("WEBS"). ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying foreign stock. WEBS represent a broad portfolio of publicly traded stocks in a selected country. Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (MSCI) index. The Fund will not invest in foreign companies located in undeveloped or emerging markets.

              To the extent the Fund invests in ADRs, EDRs, GDRs or foreign index products, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

              Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in a variety of other exchange traded funds, including, but not limited to, iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund may invest in new exchange traded shares as they become available.

         B. American Depositary Receipts. The Fund may invest up to 15% of its assets in ADRs. An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

INVESTMENT LIMITATIONS

              Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

              1.  Borrowing Money. The Fund will not borrow money,  except from:
(a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

              2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

              3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

              4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

              5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

              6.  Loans. The Fund will not make loans to other persons,  except:
(a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

              7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

              Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

              i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

              ii. Borrowing. The Fund will not engage in borrowing (including reverse repurchase agreements).

              iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         iv.  Short Sales.  The Fund will not effect short sales of securities.

              v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as describe in the Prospectus and the Statement of Additional Information.

THE INVESTMENT ADVISOR

              The Fund's investment advisor is Gamble, Jones Morphy & Bent. The Advisor is a corporation organized in the state of California in 1990, and is the business successor to a firm registered as an investment advisor since 1956. Thomas S. Jones, President, and Christopher E. Morphy, Executive Vice-President of the Advisor, own a majority of the Advisor's shares and may be deemed to have controlling interests.

         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person Trustees, extraordinary expenses and Rule 12b-1 expenses, if any. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. The Advisor has contractually agreed to reimburse the Fund for the fees and expenses of the non-interested person Trustees incurred by the Fund through October 31, 2004. For the fiscal years ended June 30, 2001 and 2000, and for the period December 31, 1998 (commencement of operations) through June 30, 1999, the Fund paid advisory fees of $159,690, $114,130 and $23,899, respectively.

              The Advisor retains the right to use the name "GJMB" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "GJMB" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

              The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       President and Managing  Director of Unified Fund Services,  Inc., the
1793 Kingswood Drive                 Secretary and    Fund's  transfer  agent,  fund  accountant and  administrator,  since
Suite 200                            Trustee          October  2000.  President,  Treasurer  and  Secretary  of  AmeriPrime
Southlake, Texas  76092                               Financial Services,  Inc., a fund  administrator,  (which merged with
Year of Birth:  1958                                  Unified  Fund  Services,   Inc.)  from  1994  through  October  2000.
                                                      President, Treasurer and Secretary of AmeriPrime Financial Securities,
                                                      Inc., the Fund's distributor, from 1994 through November 2000;
                                                      President and Trustee of AmeriPrime Advisors Trust and AmeriPrime
                                                      Insurance Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
Robert A. Chopyak                    Treasurer and    Assistant  Vice-President of Financial Administration of Unified Fund
1793 Kingswood Drive                 Chief            Services,  Inc.,  the Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August 2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing   Y2K  testing,   January  1999  to  January  2000.   Vice
                                                      President of Fund Accounting,  American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and gas
2001 N. Indianwood Avenue                             services company,  since 1997; various positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc.,  oil  field  manufacturing/supply  company,  from 1984 to 1997,
Year of Birth:  1957                                  most recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX 77002                                     Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

         The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended June 30, 2001 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.


==================================== ======================= ==================================
                                     Aggregate               Total Compensation
                                     Compensation            from Trust (the Trust is
Name                                 from Trust              not in a Fund Complex)
------------------------------------ ----------------------- ----------------------------------
Kenneth D. Trumpfheller                         0                            0
------------------------------------ ----------------------- ----------------------------------
Steve L. Cobb                                $20,375                      $20,375
------------------------------------ ----------------------- ----------------------------------
Gary E. Hippenstiel                          $20,375                      $20,375
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. For the fiscal year ended June 30, 2001, no brokerage transactions were directed by the Fund to any brokers because of research services provided by the broker.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.

         For the fiscal years ended June 30, 2001 and 2000, and for the period December 31, 1998 (commencement of operations) through June 30, 1999, the Fund paid brokerage commissions of $12,804, $8,145 and $10,886, respectively.

         The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

INVESTMENT PERFORMANCE

The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal years ended June 30, 2001 and for the period December 31, 1998 (commencement of operations) through June 30, 2001, the Fund's average annual total returns were -17.85% and 1.71%, respectively.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900) for these transfer agency services.

         In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the fiscal years ended June 30, 2001 and 2000, and for the period December 31, 1998 (commencement of operations) through June 30, 1999, the Advisor paid fees of $19,302, $15,000 and $5,700, respectively, on behalf of the Fund to Unified for these fund accounting services.

         Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended June 30, 2001 and 2000, and for the period December 31, 1998 (commencement of operations) through June 30, 1999, Unified received $19,991, $30,000 and $15,000 from the Advisor (not the Fund) for these administrative services.

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2002. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

         The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's annual report to shareholders for the fiscal year ended June 30, 2001. The Trust will provide the annual report without charge by calling the Fund at (888) 912-4562.

                             IMS CAPITAL VALUE FUND

                                   PROSPECTUS
                                November 1, 2001


INVESTMENT OBJECTIVE:
Long-term growth




10159 S.E. Sunnyside Road
Suite 330
Portland, Oregon 97015
(800) 934-5550

























         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                TABLE OF CONTENTS

                                                                           PAGE

RISK/RETURN SUMMARY...........................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND....................................7

HOW TO BUY SHARES.............................................................8

HOW TO REDEEM SHARES..........................................................11

DETERMINATION OF NET ASSET VALUE..............................................12

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................13

MANAGEMENT OF THE FUND........................................................13

FINANCIAL HIGHLIGHTS..........................................................14

PRIVACY POLICY................................................................15

FOR MORE INFORMATION..................................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective

         The investment objective of the IMS Capital Value Fund is long-term growth.

Principal Strategies

         The Fund invests primarily in the common stocks of mid-sized, U.S. companies. The Fund's advisor, IMS Capital Management, Inc., employs a selection process designed to produce a diversified portfolio of companies exhibiting both value and momentum characteristics. Value characteristics include a historically low stock price, as well as historically low fundamental ratios such as price to earnings, price to sales, price to book value and price to cash flow. Momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength and other developments that may favorably affect a company's stock price, such as a new product or change in management.

         The advisor seeks to reduce risk through diversification and through the ownership of undervalued companies. Companies selected generally will have total market capitalizations of $1 to $15 billion. These well capitalized, often globally diversified U.S. companies generally have the resources to weather negative business conditions successfully. The advisor believes mid-cap companies in general, have the potential to deliver the best characteristics of small and large companies - the flexible, innovative, high-growth aspects of small companies and the proven management, products, liquidity and global diversification of large companies.

         The advisor strives to maintain a diversified portfolio of companies that fall into one of seven strategic focus areas: healthcare, technology, financial services, communications, entertainment & leisure, consolidating industries and historically defensive industries. The advisor believes that these sectors have the potential to produce superior long-term returns. In addition, the advisor carefully diversifies the Fund's holdings to ensure representation in all major industry sectors as defined by Standard & Poor's, Inc.

         The advisor employs a patient approach to the stock selection process, believing that most traditional value managers tend to act too early. The advisor believes that after a stock experiences a significant decline, it will tend to underperform the market during what the advisor terms its seasoning period, usually 18 to 24 months. Once an undervalued company that falls into one of the advisor's strategic focus areas has been researched and deemed attractive, and has seasoned, the advisor further delays the purchase until the company develops several positive momentum characteristics.

         The Fund will typically sell a security after it has exceeded the advisor's target sell price if the company also demonstrates that it may be losing its positive business momentum. A variety of conditions could result in the sale of a company before it has reached the advisor's target sell price. For example, a major, industry-wide change, a significant change in the company's management or direction, or the emergence of a better opportunity within the same industry.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the advisor may fail to produce the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
o Value Style Risk. The Fund invests primarily in "value stocks." The market may not agree with the advisor's determination that a stock is undervalued, and the stock's price may not increase to what the advisor believes is its full value. It may even decrease in value.
o Smaller Company Risk. To the extent the Fund invests in the smaller companies within the "mid-cap" range, the Fund will be subject to additional risks. These include:
o The earnings and prospects of smaller companies are more volatile than larger companies.
o Smaller companies may experience higher failure rates than do larger companies.
o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.
o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
o Volatility risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o    The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Is the Fund Right for You?

         Because of its diversified, value-oriented strategy, the Fund is designed to be a "core holding" within a typical investor's asset mix. The advisor typically holds companies for an average of approximately three years, and therefore believes that the Fund may not be appropriate for those with shorter time horizons.

         The Fund may be suitable for:

o long-term investors seeking a fund with a value investment strategy
o investors willing to accept price fluctuations in their investment
o investors who can tolerate the greater risks associated with common stock investments

How the Fund has Performed

         The Bar Chart shows changes in the Fund's returns since the Fund's inception. Sales loads are not reflected in the bar chart, and, if these amounts were reflected, returns would be less than those shown. The Performance Table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[OBJECT OMITTED]



* The Fund's year-to-date return as of September 30, 2001 was 1.57%.

         During the period shown, the highest return for a quarter was 20.10% (4th quarter, 1998); and the lowest return was -15.31% (3rd quarter 1998).

Average Annual Total Returns for the periods ended 12/31/2000:

                                      One Year          Since Inception1
The Fund (with sales load)2           -10.23%            8.45%
Russell Mid Cap Value Index            19.19%            15.91%

1August 5, 1996
2Prior to November 1, 2001, the Fund did not have a sales load. Without the sales load, average annual total return was - 4.73% for the calendar year ended December 31, 2000, and 9.80% since inception through December 31, 2000.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) .......................................5.75%
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees ...........................................................1.26%
Distribution (12b-1) Fees...................................................NONE
Other Expenses.............................................................1.02%
Total Annual Fund Operating Expenses.......................................2.28%
Fee Waiver and Expense Reimbursement1......................................0.69%
Net Expenses (after fee waiver and expense reimbursement)..................1.59%

1 The advisor has contractually agreed to reimburse Fund expenses to maintain total operating expenses at 1.59% of net assets through October 31, 2006.

Example:

         The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursements reflected in the first 5 years), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

         1 year            3 years              5 years          10 years
         ---------         --------             -------          --------
         $732              $1063                $1416             $3115

                                HOW TO BUY SHARES

         The minimum initial investment in the Fund is $5,000 ($2,000 for IRAs). The advisor may waive these minimums for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

         By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o a check (subject to the minimum amounts) made payable to the Fund.

         Mail application and check to:

         U.S. Mail:                                     Overnight:

         IMS Capital Value Fund                  IMS Capital Value Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (800) 934-5550 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: IMS Capital Value Fund
         D.D.A.# 485777197
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number)

         You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Sales Loads

         Shares of the Fund are purchased at the public offering price. The public offering price is the next determined NAV plus a sales load as shown in the following table.

======================================== ================================================ ================================
                                                      Sales Load as a % of:
                                           Public                               Net         Dealer Reallowance as % of
         Amount of Investment              Offering                           Amount           Public Offering Price
                                           Price
                                         Invested
======================================== ================================================ ================================
Less than $25,000                          5.75%                                  6.10%                5.00%
$25,000 but less than $50,000              5.25%                                  5.54%                4.50%
$50,000 but less than $100,000             4.75%                                  4.99%                4.00%
$100,000 but less than $250,000            3.75%                                  3.83%                3.00%
$250,000   but   less   than   $500,000    2.50%                                  2.56%                2.00%
$500,000 but less than $1million           2.00%                                  2.04%                1.60%
$1 million or more                         1.00%                                  1.02%                0.75%
======================================== ================================================ ================================

         Various individuals and organizations that meet Fund requirements may buy shares at NAV - that is, without a sales charge. For a list of those who may qualify for fee waivers, plus a description of the requirements, see the Statement of Additional Information.

         Right of Accumulation -

         Once you have purchased shares in the Fund, you can qualify for a discount on the sales charge. When you purchase additional shares at the public offering price, you will pay the sales charge corresponding to the total of your current purchase plus either the value of shares you already own, or their original cost - whichever is greater. (Remember, sales charges go down as the amount of the transaction increases.) To receive this discount, you must notify the Fund in writing of your previous purchases when you make your current purchase. For this purpose, you and your husband or wife can combine your purchases.

         Letter of Intent (LOI) -

         If you expect to purchase $25,000 or more of Fund shares over a period of time (up to 13 months), you can get the same reduced sales charge as you would if you bought all the shares at once. You do this by signing a LOI. In the LOI, you fill in the dollar amount of the shares you will buy in the next 13 months, and the sales charge is based on that amount. Some of your shares are held by the transfer agent in escrow. If you do not buy all the shares as indicated in the LOI, and your sales charge should have been higher based on what you actually bought, some of the shares held by the transfer agent will be redeemed to pay the difference in the sales charge. To establish a LOI, complete the appropriate section of the purchase application or, if your account is established, ask us for a LOI application.

Additional Investments

         Minimum subsequent investments are $100. You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                         -the name of your account(s)
      -your account number(s)            -a check made payable to IMS Capital
                                          Value Fund

Checks should be sent to the IMS Capital Value Fund at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

         You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                              Overnight:

         IMS Capital Value Fund                  IMS Capital Value Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed if you request the redemption check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (800) 934-5550 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at (800) 934-5550. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (800) 934-5550. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the advisor at their fair value, according to procedures approved by the Board of Trustees.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

         Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long-term capital gains distribution.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

         IMS Capital Management, Inc., 10159 S.E. Sunnyside Road, Suite 330, Portland, Oregon 97015 serves as investment advisor to the Fund. IMS Capital Management, Inc. is an independent investment advisory firm that has practiced a value-oriented style of management for a select group of clients since 1988. The advisor currently manages accounts for institutional clients, retirement plans, families, trusts and small businesses, both taxable and non-taxable.

         Carl W. Marker has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception. Mr. Marker has served as the advisor's chairman, president and primary portfolio manager since 1988, and began privately managing individual common stocks in 1981. Mr. Marker, who graduated from the University of Oregon, previously worked for divisions of both General Motors and Mercedes-Benz as a financial systems analyst before founding IMS Capital Management, Inc.

         During the fiscal year ended June 30, 2001, the Fund paid the advisor a fee equal to 1.26% of its average daily net assets.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.




                                          Year ended    Year ended     Period ended                                    Period ended
                                           June 30,      June 30,        June 30,         Years ended October 31,        October 31,
                                                                                      ------------------------------
                                                                                      ------------------------------
                                              2001         2000          1999 (c)         1998             1997           1996 (d)
                                         -----------  ------------   ------------      ------------    ------------     ------------
                                         -----------  ------------   ------------      ------------    ------------     ------------
Selected Per Share Data
Net asset value, beginning of period      $   13.91    $    14.56      $   11.28        $    12.06      $    10.76       $    10.00
                                         -----------  ------------   ------------      ------------    ------------     ------------
                                         -----------  ------------   ------------      ------------    ------------     ------------
Income from investment operations:
  Net investment income (loss)               (0.05)                         0.00
                                                           (0.05)                           (0.06)          (0.08)           (0.01)
  Net realized and unrealized gain             0.50
(loss)                                                       0.88           3.28              0.12            1.38             0.77
                                         -----------  ------------   ------------      ------------    ------------     ------------
                                         -----------  ------------   ------------      ------------    ------------     ------------
Total from investment operations                                            3.28
                                               0.45          0.83                             0.06            1.30             0.76
                                         -----------  ------------   ------------      ------------    ------------     ------------
                                         -----------  ------------   ------------      ------------    ------------     ------------
Less distributions
  From net investment income                   0.00          0.00           0.00                              0.00             0.00
                                                                                            (0.03)
  From net realized gain                     (0.49)                         0.00                              0.00             0.00
                                                           (1.48)                           (0.81)
                                         -----------  ------------   ------------      ------------    ------------     ------------
                                         -----------  ------------   ------------      ------------    ------------     ------------
Total distributions                          (0.49)                         0.00                              0.00             0.00
                                                           (1.48)                           (0.84)
                                         -----------  ------------   ------------      ------------    ------------     ------------
                                         -----------  ------------   ------------      ------------    ------------     ------------
Net asset value, end of period            $   13.87    $    13.91      $   14.56        $    11.28      $    12.06       $    10.76
                                         ===========  ============   ============      ============    ============     ============
                                         ===========  ============   ============      ============    ============     ============

Total Return (b)                            (3.72)%       6.39%          29.08%             2.27%           12.08%           7.60%


Ratios and Supplemental Data
Net assets, end of period (000)             $11,488      $11,585         $11,608           $11,524          $9,932         $4,741
Ratio of expenses to average net assets       1.59%        1.59%           1.59%  (a)        1.73%           1.97%         1.84% (a)
Ratio of expenses to average net assets
   before reimbursement                       2.28%        2.08%           2.50%  (a)        2.34%           2.54%         3.92% (a)
Ratio of net investment (loss) to
   average net assets                       (0.39)%      (0.36)%         (0.04)%  (a)      (0.53)%         (0.64)%       (0.25)% (a)
Ratio of net investment (loss) to
   average net assets before                (1.09)%      (0.84)%         (0.95)%  (a)      (1.14)%         (1.20)%       (2.32)% (a)
reimbursement
Portfolio turnover rate                      77.87%       75.69%          68.16%  (a)       81.74%          34.76%         3.56% (a)

(a)  Annualized
(b) For a period of less than a full year, the total return is not annualized.
(c) For the period November 1, 1998 through June 30, 1999 (d) August 5, 1996
(commencement of operations) to October 31, 1996

                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:
o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Fund at (800) 934-5550 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.








Investment Company Act #811-9096

                             IMS CAPITAL VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2001

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of IMS Capital Value Fund dated November 1, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2001 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (800) 934-5550.

                                TABLE OF CONTENTS
                                                                           PAGE

DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS.................................................................3

INVESTMENT LIMITATIONS.........................................................5

THE INVESTMENT ADVISOR.........................................................7

TRUSTEES AND OFFICERS..........................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................9

DETERMINATION OF SHARE PRICE..................................................10

SALES AT NET ASSET VALUE......................................................11

INVESTMENT PERFORMANCE........................................................12

CUSTODIAN.....................................................................12

FUND SERVICES.................................................................13

ACCOUNTANTS...................................................................13

DISTRIBUTOR...................................................................13

FINANCIAL STATEMENTS..........................................................14

DESCRIPTION OF THE TRUST AND FUND

      IMS Capital Value Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on July 25, 1996 and commenced operations on August 5, 1996. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of October 31, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94102, 7.30%; Marker IRA, 209 SW Oak Street, Portland, OR 97206, 11.03%; National Financial, One World Financial Center, 200 Liberty Street, New York, NY 10281, 21.27%.

     As of October 31, 2001, the officers and trustees as a group own less than 1% of the Fund.

      Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Price of Shares" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities. Equity securities include common stock, American Depositary Receipts (ADRs), preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in convertible preferred stock, convertible debentures, rights or warrants. The Fund reserves the right to invest in foreign stocks, through the purchase of American Depository Receipts, provided the companies have substantial operations in the U.S. and do not exceed 5% of the Fund's net assets.

      B. American Depository Receipts. American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund invests in foreign securities, such investments may be subject to special risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      C. Covered Call Options. The Fund may write (sell) covered call options on common stocks in the Fund's portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. The Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Fund will only engage in exchange-traded options transactions.

      D. Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

      E. Purchases of Options. Up to 5% of the Fund's net assets may be invested in purchases of put and call options involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

      The purchase of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.

      F. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Firstar Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

      G. Fixed Income Securities. Although the Fund intends to invest primarily in U.S. common stocks, the Advisor reserves the right, during periods of unusually high interest rates or unusual market conditions, to invest in fixed income securities for preservation of capital, total return and capital gain purposes, if the Advisor believes that such a position would best serve the Fund's investment objective. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

      Corporate Debt Securities - Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Advisor considers corporate debt securities to be of investment grade quality if they are rated A or higher by Standard & Poor's Corporation, or Moody's Investors Services, Inc., or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade.

      U.S. Government Obligations - U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, which will not be considered as borrowings provided they are fully collateralized.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which have a significant portion of their assets in real estate.

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

      i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      ii Borrowing. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund will not invest in reverse repurchase agreements.

      iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options and other permitted investments and techniques.

     iv. Short Sales. The Fund will not effect short sales.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     vi. Repurchase Agreements. The Fund may invest some or all of the funds assets in U.S. Government repurchase agreements temporarily under certain conditions described in the prospectus.

     vii. Illiquid Investments. The Fund will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     viii.   Mortgage-related   Securities.   The  Fund   will  not   invest  in
mortgage-related securities.

THE INVESTMENT ADVISOR

      The Fund's investment advisor is IMS Capital Management, 10159 S.E. Sunnyside Road, Suite 330, Portland, Oregon 97015. Carl W. Marker may be deemed to be a controlling person of the Advisor due to his ownership of the shares of the corporation.

      Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.59% of the average daily net assets of the Fund. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the fiscal years ended June 30, 2001 and 2000, and the fiscal period November 1, 1998 through June 30, 1999, the Fund paid advisory fees of $144,169, $142,721 and $98,550, respectively.

      The Advisor retains the right to use the name "IMS" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "IMS" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

      The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc., the
                                                      Fund's distributor, from 1994 through November 2000; President and
                                                      Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
Robert A. Chopyak                    Treasurer and    Assistant Vice-President of Financial Administration of Unified Fund
1793 Kingswood Drive                 Chief            Services, Inc., the Fund's transfer agent, fund accountant and
Suite 200                            Financial        administrator, since August 2000.  Manager of AmeriPrime Financial
Southlake, Texas  76092              Officer          Services, Inc. from February 2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing, January 1999 to January 2000.  Vice
                                                      President of Fund Accounting, American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President of Chandler Engineering Company, L.L.C., oil and gas
2001 N. Indianwood Avenue                             services company, since 1997; various positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field manufacturing/supply company, from 1984 to 1997,
Year of Birth:  1957                                  most recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX 77002                                     Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

      The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended June 30, 2001 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

======================================== =================================== ==================================================
                 Name                                 Aggregate                        Total Compensation
                                                    Compensation                    from Trust (the Trust is
                                                     From Trust                      not in a Fund Complex)
---------------------------------------- ----------------------------------- --------------------------------------------------
Kenneth D. Trumpfheller                                   0                                     0
---------------------------------------- ----------------------------------- --------------------------------------------------
Steve L. Cobb                                          $20,375                               $20,375
---------------------------------------- ----------------------------------- --------------------------------------------------
Gary E. Hippenstiel                                    $20,375                               $20,375
======================================== =================================== ==================================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $17,084,634 of brokerage transactions (on which commissions were $59,407) during the fiscal year ended June 30, 2001.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

      For the fiscal years ended June 30, 2001 and 2000, and the fiscal period November 1, 1998 through June 30, 1999, the Fund paid brokerage commissions of $59,407, $33,268 and $46,635, respectively.

      The Trust and the Advisor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

SALES AT NET ASSET VALUE

         Purchases of the Fund's shares at net asset value may be made in the following situations:
(a) non-dealer assisted (or assisted only by the Fund's distributor) tax-exempt entities (including pension and profit sharing plans) whose minimum initial investment is $25,000 or more,
(b) non-dealer assisted (or assisted only by the Fund's distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $25,000,
(c) non-dealer assisted (or assisted only by the Fund's distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers,
(d) a registered investment advisor purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisors and notifying the Fund and its distributor of such arrangement,
(e) the Advisor, the Fund's distributor, the Fund's administrator, or any affiliated company thereof,
(f) any current or retired officer, trustee, director or employee, or any member of the immediate family of such person, of the Fund, the Advisor, the Fund's distributor, the Fund's administrator, or any affiliated company thereof,
(g) any employee benefit plan established for employees of the Advisor, the Fund's distributor, the Fund's administrator, or any affiliated company thereof,
(h)  advisory clients of the Advisor,
(i) registered representatives and their spouses and minor children and employees of selected dealers,
(j) for-fee clients of investment advisors who have for-fee clients with at least $25,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund,
(k) shareholders of the Fund, with respect to their reinvestment of dividends and distributions from the Fund,
(l)  any additional investments made by
     shareholders of the Fund if their account was established prior to the date the Fund was converted from a no-load fund to a load fund,
(m) sales to broker-dealers who conduct their business with their customers principally through the Internet and who do not have registered representatives who actively solicit those customers to purchase securities, including shares of the Fund, and
(n) sales through a financial services organization (such as a bank, broker-dealer, financial planner, advisor, fund supermarket or other financial intermediary) under an arrangement with the Fund or the Advisor.

     In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.

INVESTMENT PERFORMANCE

      The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

      The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year ended June 30, 2001 and the period August 5, 1996 (commencement of operations) through June 30, 2001, the Fund's average annual total returns were 14.63% and 11.84%, respectively.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

      In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

      Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeping its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

      As of July 1, 2000, Unified Fund Services, Inc., 431 N. Pennsylvania St., Indianapolis, IN 46204 ("Unified"), acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For its services as transfer agent, Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900) for these transfer agency services. For the fiscal year ended June 30, 2001, Unified received $15,563 from the Fund for these transfer agent services.

      In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 to $100 million). For the fiscal year ended June 30, 2001, Unified received $19,445 from the Fund for these fund accounting services.

      Prior to July 1, 2000, American Data Services, Inc. ("ADS"), Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, acted as the Fund's transfer agent and fund accountant. For the fiscal year ended June 30, 2000, and for the fiscal period November 1, 1998 through June 30, 1999, and the fiscal year ended October 31, 1998, ADS received $18,363, $18,128 and $16,878, respectively, from the Fund for these services.

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended June 30, 2001 and 2000, and for the fiscal period November 1, 1998 through June 30, 1999, Unified received $15,759, $23,275 and $20,000, respectively, from the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

      The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2002. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

      Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the period ended June 30, 2001. The Trust will provide the Annual Report without charge by calling the Fund at (800)-934-5550.

                         JUMPER STRATEGIC ADVANTAGE FUND


                                   PROSPECTUS
                                November 1, 2001




One Union Square
Suite 505
Chattanooga, TN  37402
(888) 879-5723





























         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE
RISK/RETURN SUMMARY...........................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND....................................6

HOW TO BUY SHARES.............................................................7

HOW TO REDEEM SHARES..........................................................9

DETERMINATION OF NET ASSET VALUE..............................................11

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................11

MANAGEMENT OF THE FUND........................................................12

FINANCIAL HIGHLIGHTS..........................................................13

PRIVACY POLICY................................................................15

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

         The investment objective of the Jumper Strategic Advantage Fund is to provide current income with a low amount of share price fluctuation.

Principal Strategies

         The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, convertible securities, mortgage-backed and asset-backed securities, domestic and foreign corporate and government securities, municipal securities, zero coupon bonds and short term obligations, such as commercial paper and repurchase agreements. The Fund's advisor typically selects fixed income securities with maturities of 3 years or less. To help limit changes in share price, the Fund's average duration is usually one year or less. The Fund will normally invest at least 75% of its assets in investment grade fixed income securities. The Fund may invest no more than 25% of its assets in fixed income securities rated below investment grade.

Principal Risks of Investing in the Fund

o Interest rate risk. The value of your investment may decrease when interest rates rise. Fixed income securities with longer maturities are subject to greater interest rate risk than those with shorter maturities.
o Credit risk. The issuer of the fixed income security may not be able to make interest and principal payments when due. If that happens, the Fund's share price would fall and its income distributions would decrease.
o Prepayment risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities and the Fund may have to reinvest at a lower interest rate.
o High yield bonds. To the extent the Fund invests in lower quality bonds, including high yield bonds (commonly referred to as junk bonds), the Fund will be subject to greater interest rate risk, liquidity risk and credit risk.
o Liquidity risk. An economic downturn or period of rising interest rates could adversely affect the high yield bond market and reduce the Fund's ability to sell its high yield bonds. This could cause the Fund's share price to fall.
o Portfolio turnover risk. The Fund does not intend to purchase or sell securities for short term trading purposes. However, if the objectives of the Fund would be better served, short term profits or losses may be realized from time to time. To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to dealer spreads built-in to the cost of the securities than those incurred by a fund with a lower portfolio turnover rate. The higher turnover rate may result in the realization for federal tax purposes of additional net capital gains, which may result in substantial ordinary income to shareholders. These factors may negatively affect the Fund's performance.
o The Fund is not a money market fund. As with any mutual fund investment, the Fund's returns will vary and you could lose money.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o    The Fund is not a complete investment program.

General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may invest in money market instruments, securities of other no-load mutual funds or repurchase agreements to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund invests in shares of another mutual fund, the shareholders of the Fund will indirectly pay additional management fees.

Is the Fund Right for You?

The Fund may be suitable for:

o investors seeking a yield exceeding that earned by money market funds
o investors seeking to diversify their holdings with bonds and other fixed income securities
o investors willing to accept price fluctuations greater than money market funds

How the Fund has Performed

         The Bar Chart and Performance Table below show the variability of the returns of the Institutional Class, which is one indicator of the risks of investing in the Fund. The Bar Chart shows changes in the returns of the Institutional Class for each full calendar year since inception. The Performance Table shows how the average annual total returns of the Institutional Class compare over time to those of a broad-based securities market index. Of course, past performance is not necessarily an indication of future performance

[OBJECT OMITTED]

*The Institutional Class year-to-date return as of September 30, 2001 was 4.77%.

         During the period shown, the highest return for a quarter was 1.59% (Third quarter, 2000); and the lowest return was -.84% (Fourth quarter, 2000).

Average Annual Total Returns for the periods ended 12/31/00:

                                One Year        Since Inception1
                                ------------    ------------
Institutional Class                 2.43%            2.92%
Lehman Bros. 1 Year                 5.46%            4.90%
   Treasury Index

1October 26, 1998.

                   FEES AND EXPENSES OF INVESTING IN THE FUND

         The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                          Investor Institutional
                                                          Class    Class
                                                          -----    -----

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases           NONE     NONE
Maximum Deferred Sales Charge (Load)                       NONE     NONE
Redemption Fee                                             NONE     NONE

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
Management Fee                                            0.75%     0.75%
Distribution and/or Service (12b-1) Fees                  0.25%     NONE
Other Expenses                                            0.03%     0.03%
Total Annual Fund Operating Expenses                      1.03%     0.78%
Expense Reimbursement 1                                   0.03%     0.03%
Net Expenses                                              1.00%     0.75%

1 The Fund's advisor has contractually agreed to reimburse the Fund for the fees and expenses of the disinterested Trustees incurred by the Fund through October 31, 2002, but only to the extent necessary to maintain the Investor Class total annual operating expenses at 1.00% of its average daily net assets and the Institutional Class total annual operating expenses at 0.75% of its average daily net assets.

Example:

              This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for expense reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year       3 years       5 years         10 years
                           ------       --------      ---------       --------
Investor Class             $105         $328          $568            $1,258

Institutional Class        $  79        $246          $428            $955

                                HOW TO BUY SHARES

              The minimum initial investment for Investor Class shares is $5,000 ($2,000 for IRAs and other retirement plans). The minimum initial investment for Institutional Class shares is $5 million. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

     By Mail - To be in proper form, your initial purchase request must include:

o.a completed and signed investment application form (which accompanies this Prospectus); and
o a check (subject to the minimum amounts) made payable to the Fund.

Mail application and check to:

         U.S. Mail:                              Overnight:
         Jumper Strategic Advantage Fund         Jumper Strategic Advantage Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110                           431 N. Pennsylvania St.
         Indianapolis, IN  46206-6110            Indianapolis, IN  46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (888) 879-5723 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: Jumper Strategic Advantage Fund
         D.D.A.# 488920992
         Account Name _________________(write in shareholder name) For the Account # ______________(write in account number)

         You must mail a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Description of Classes

         The Fund currently offers two classes of shares: "Institutional Class" shares and "Investor Class" shares. The classes differ as follows: 1) Investor Class shares pay 12b-1 expenses of 0.25%; and 2) each class may bear differing amounts of certain class specific expenses.

         When purchasing shares, specify which class you are purchasing. All purchase orders that fail to specify a class will automatically be invested in Investor Class shares. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker-dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.

Distribution Plan

         The Investor Class has adopted a plan under Rule 12b-1 that allows the Fund to pay for certain distribution and promotion expenses related to marketing Investor Class shares. The expenses paid by the Fund pursuant to the Plan shall be determined by the Board of Trustees, but in no event may such expenditures exceed in any fiscal year 0.25% of the average daily net asset value of the Investor Class shares. Payments for distribution activities may be made directly by the Fund, or the advisor and the Fund's distributor may pay such expenses and obtain reimbursement from the Fund. Because these fees are paid out of the Fund's assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Investments

         The minimum subsequent investment for either Class is $100. You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

         -your name
         -the name of your account(s)
         -your account number(s)
         -a check made payable to the Jumper Strategic Advantage Fund

Checks should be sent to the Jumper Strategic Advantage Fund at the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

         The adviser may waive the minimum initial investment amount. The minimum initial investment amount for Institutional Class shares will be waived for the following investors:

o Banks, bank or broker-affiliated trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares.
o    Federal and state credit unions.
o Investors purchasing through a broker-dealer or other financial institution authorized by the distributor to hold shares in an omnibus account. Investors may be charged a fee by the broker-dealer or other financial institution for this service.
o Investors purchasing through certain broker-dealer wrap fee investment programs.
o Broker-dealers who have a sales agreement with the distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.
o Trustees, directors, officers and employees of the Trust, the advisor and service providers to the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities.
o Clients of the advisor, including members of the immediate family of such individuals.

                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:


         U.S. Mail:                             Overnight:
         Jumper Strategic Advantage Fund        Jumper Strategic Advantage Fund
         c/o Unified Fund Services, Inc.        c/o Unified Fund Services, Inc.
         P.O. Box 6110                          431 N. Pennsylvania St.
         Indianapolis, IN  46206-6110           Indianapolis, IN  46204

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. The Fund requires that signatures be guaranteed if you request the redemption check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (888) 879-5723 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (888) 879-5723. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (888) 879-5723. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are valued primarily on market quotations, where available. Securities for which current market quotations are not readily available, including the current market value of underlying funds, are valued at fair value as determined in good faith by procedures approved by the Board of Trustees. Short term investments maturing in sixty days or less are valued at amortized cost, which approximates fair market value.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. The Fund typically declares substantially all of its net investment income as dividends to its shareholders on a daily basis and pays such dividends monthly. The Fund typically distributes its net long term capital gains and its net short term capital gains at least once a year. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of dividends.

         Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND

         The Jumper Group, Inc., One Union Square, Suite 505, Chattanooga, TN 37402 serves as investment advisor to the Fund. The advisor provides fixed income management for both taxable and tax-exempt clients, and as of November 5, 2001, managed approximately $76 million in assets. Jay Colton Jumper has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in 1998. Mr. Jumper has served as Chairman and President of the advisor since 1994. Mr. Jumper served with SunTrust Banks from 1988 to 1994 as Senior Trust Investment Officer.

         For the fiscal year ended June 30, 2001, the Fund paid the adviser a management fee equal to 0.75% of its average daily net assets.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


Investor Class

                                                                            year                 year
                                                                           ended                 ended
                                                                        June 30, 2001       June 30, 2000(A)
      Per Share Operating Performance:
      Net Asset Value at Beginning of Period                           $       1.95           $       1.98

      Income from Investment Operations:
         Net Investment Income (Loss)
                                                                               0.12                    0.08
         Net Realized and Unrealized Gain (Loss) on Investments              (0.08)
                                                                                                      (0.03)
                                                                --------------------
                                                                                         --------------------
         Total from Investment Operations
                                                                               0.04                     0.05
                                                                --------------------     --------------------

      Less Distributions:
         Dividends from Net Investment Income
                                                                             (0.11)                   (0.08)
         Dividends from Return of Capital
                                                                                  -                        -
                                                                --------------------
                                                                                         --------------------
         Total Distributions
                                                                             (0.11)                   (0.08)
                                                                --------------------     --------------------

      Net Asset Value at End of Period                                 $       1.88             $       1.95
                                                                ====================     ====================

      Total Return                                                            2.31%                    2.49% (B)

      Ratios/Supplemental Data:
      Net Assets, End of Period (in 000s)                              $      2,256             $      1,734

      Ratio of Expenses to Average Net Assets:
         Before Reimbursement of Expenses by Advisor                          1.03%                    1.04% (C)
         After Reimbursement of Expenses by Advisor                           1.00%                    1.00% (C)

      Ratio of Net Investment Income to Average Net Assets:
         Before Reimbursement of Expenses by Advisor                          6.08%                    5.82% (C)
         After Reimbursement of Expenses by Advisor                           6.11%                    5.87% (C)

      Portfolio Turnover                                                     24.07%                  187.73% (C)

(A) For the Period November 2, 1999 (commencement of operations) to June 30,
1999.
(B) For periods of less than a full year, total return is not annualized.
(C) Annualized.




Institutional Class

                                                                       year                 year            year
                                                                      ended                 ended           ended
                                                                   June 30, 2001        June 30, 2000   June 30, 1999(A)

     Per Share Operating Performance:
     Net Asset Value at Beginning of Period                       $      1.95          $      1.96          $      2.00

     Income from Investment Operations:
        Net Investment Income (Loss)
                                                                         0.12                 0.11                 0.05
        Net Realized and Unrealized Gain (Loss) on
     Investments                                                       (0.06)               (0.01)               (0.04)
                                                            ------------------
                                                                                 ------------------   ------------------
        Total from Investment Operations
                                                                         0.06                 0.10                 0.01
                                                            ------------------   ------------------   ------------------

     Less Distributions:
        Dividends from Net Investment Income
                                                                       (0.12)               (0.10)               (0.05)
        Dividends from Return of Capital
                                                                            0               (0.01)                    0
                                                            ------------------
                                                                                 ------------------   ------------------
        Total Distributions
                                                                       (0.12)               (0.11)               (0.05)
                                                            ------------------   ------------------   ------------------

     Net Asset Value at End of Period                             $      1.89          $      1.95          $      1.96
                                                            ==================   ==================   ==================

     Total Return                                                       3.17%                5.17%                0.51% (B)

     Ratios/Supplemental Data:
     Net Assets, End of Period (in 000s)                          $     4,749          $     4,399          $     2,429

     Ratio of Expenses to Average Net Assets:
        Before Reimbursement of Expenses by Advisor                     0.78%                0.82%                0.85% (C)
        After Reimbursement of Expenses by Advisor                      0.75%                0.75%                0.75% (C)

     Ratio of Net Investment Income to Average Net Assets:
        Before Reimbursement of Expenses by Advisor                     6.33%                5.58%                3.79% (C)
        After Reimbursement of Expenses by Advisor                      6.36%                5.65%                3.89% (C)

     Portfolio Turnover                                                24.07%              187.73%              255.18% (C)

(A) For the Period October 26, 1998 (commencement of operations) to June 30,
1999.
(B) For periods of less than a full year, total return is not annualized.
(C) Annualized.


                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Fund at (888) 879-5723 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.










Investment Company Act #811-9096

                         JUMPER STRATEGIC ADVANTAGE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2001

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Jumper Strategic Advantage Fund dated November 1, 2001. This SAI incorporates by reference the Fund's annual report to shareholders for the fiscal year ended June 30, 2001. A free copy of the Prospectus or annual report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (888) 879-5723.

                                TABLE OF CONTENTS


                                                                           PAGE

Description Of The Trust And The Fund.........................................2
Additional Information About Fund Investments And Risk Considerations.........3
Investment Limitations .......................................................8
The Investment Advisor .......................................................10
Trustees And Officers.........................................................11
Portfolio Transactions And Brokerage..........................................12
Determination Of Share Price..................................................13
Investment Performance........................................................14
Custodian.....................................................................15
Fund Services.................................................................15
Accountants...................................................................16
Distributor ..................................................................16
Financial Statements..........................................................16

     DESCRIPTION  OF THE  TRUST  AND  THE  FUND

              The Jumper Strategic Advantage Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on February 26, 1998 and commenced operations on October 26, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Trustees have authorized two classes of shares: Investor Class shares and Institutional Class shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is The Jumper Group, Inc. (the "Advisor").

              The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

              Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

              The Trustees do not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Trustees will consider whether any such conflict exists and, if so, take appropriate action.

              As of October 19, 2001 the following persons may be deemed to beneficially own 5% or more of the Investor Class: Bear Stearns Securities Corp. FBO 981-62106-12, 1 Microtech Center North, Brooklyn, NY 11201 - 46.58%; McEwen R/O IRA, (no address given) - 19.69%; Bear Stearns Securities Corp. FBO 709-85008-17, 1 Microtech Center North, Brooklyn, NY 11201 - 10.32%; and Bear Stearns Securities Corp. FBO 981-62668-12, 1 Microtech Center North, Brooklyn, NY 11201 - 8.12%.

         As of October 19, 2001 the following persons may be deemed to beneficially own 5% or more of the Institutional Class: Dawn K. Bullard, 407 East Fifth Street, Chattanooga, Tennessee 37402 - 54.70%; Spencer Wright Industries Inc. Attn: Gary Hostetter, 1731 Kimberly Park Drive, Dalton, Georgia 30720 - 23.52%; Joe K Stricklin Estate Bruce Bishop Executor, 6065 Roswell Road, Suite 800, Atlanta, GA 30328 - 6.58%; and Zee Company, Inc., 407 East Fifth Street, Chattanooga, TN 37403 - 5.98%.

              As of October 19, 2001, Dawn K. Bullard may be deemed to control the Fund as a result of her beneficial ownership of the shares of the Fund. As the controlling shareholder, she would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor.

              As of October 19, 2001, the Trustees and officers as a group owned less than 1% of the Fund.

         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

              This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

              A. Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted, subject to legal restrictions on resale or due to other factors which, in the Advisor's opinion, raise a question concerning the Fund's ability to liquidate the securities in a timely and orderly way without substantial loss. Repurchase agreements maturing in more than 7 days are considered to illiquid. Illiquid securities may also present difficult valuation issues.

              B.  Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 25% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 25% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 25%.

              C. Fixed Income Securities. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

              D. Municipal Securities. Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

              The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

              The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 25% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 25%.

              E. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

              F. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

              G.  Collateralized  Mortgage Obligations.  Collateralized mortgage obligations ("CMOs") are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

              H. Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

              The Federal Reserve creates "STRIPS" (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities
(CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

              Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

              I. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

                (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

                (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

                (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

              J. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.

              K. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government Obligation"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a ---- U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Fund's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

              L. Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as: (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities; (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

INVESTMENT LIMITATIONS

              Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

THE INVESTMENT ADVISOR

         The Fund's investment advisor is The Jumper Group, Inc. Jay C. Jumper maybe deemed to be a controlling person of The Jumper Group due to his ownership of the shares of the corporation.

         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person Trustees, extraordinary expenses and Rule 12b-1 expenses which the Fund is authorized to pay pursuant to the Distribution Plan. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. The Advisor may waive all or part of its fees, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. The Advisor has contractually agreed to reimburse the Fund for the fees and expenses of the non-interested person Trustees incurred by the Fund through October 31, 2002, but only to the extent necessary to maintain the Investor Class total annual operating expenses at 1.00% of its average daily net assets and the Institutional Class total annual operating expenses at 0.75% of its average daily net assets. For the fiscal years ended June 30, 2001 and 2000, and for the period October 26, 1998 (commencement of operations) through June 30, 1999, the Fund paid advisory fees of $52,489, $23,043 and $24,563, respectively.

         The Advisor retains the right to use the name "Jumper" in connection with another investment company or business enterprise with which the Advisor may become associated. The Trust's right to use the name "Jumper" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       President and Managing  Director of Unified Fund Services,  Inc., the
1793 Kingswood Drive                 Secretary and    Fund's  transfer  agent,  fund  accountant and  administrator,  since
Suite 200                            Trustee          October  2000.  President,  Treasurer  and  Secretary  of  AmeriPrime
Southlake, Texas  76092                               Financial Services,  Inc., a fund  administrator,  (which merged with
Year of Birth:  1958                                  Unified  Fund  Services,   Inc.)  from  1994  through  October  2000.
                                                      President, Treasurer and Secretary of AmeriPrime Financial Securities,
                                                      Inc., the Fund's distributor, from 1994 through November 2000;
                                                      President and Trustee of AmeriPrime Advisors Trust and AmeriPrime
                                                      Insurance Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
Robert A. Chopyak                    Treasurer and    Assistant  Vice-President of Financial Administration of Unified Fund
1793 Kingswood Drive                 Chief            Services,  Inc.,  the Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August 2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing   Y2K  testing,   January  1999  to  January  2000.   Vice
                                                      President of Fund Accounting,  American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and gas
2001 N. Indianwood Avenue                             services company,  since 1997; various positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc.,  oil  field  manufacturing/supply  company,  from 1984 to 1997,
Year of Birth:  1957                                  most recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX 77002                                     Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

         The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended June 30, 2001 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ======================= ==================================
                                     Aggregate               Total Compensation
Name                                 Compensation            from Trust (the Trust is
                                     from Trust              not in a Fund Complex)
------------------------------------ ----------------------- ----------------------------------
Kenneth D. Trumpfheller                         0                            0
------------------------------------ ----------------------- ----------------------------------
Steve L. Cobb                                $20,375                      $20,375
------------------------------------ ----------------------- ----------------------------------
Gary E. Hippenstiel                          $20,375                      $20,375
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal years ended June 30, 2001 and 2000, and for the period October 26, 1998 (commencement of operations) through June 30, 1999, there were no brokerage commissions paid.

         The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year ended June 30, 2001 and for the period October 26, 1998 (commencement of operations) through June 30, 2001, the Fund's average annual total returns were 3.17% and 3.28%, respectively.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the cash equivalent market in general. For example, the Fund may use the Donahue Money Market Index, 90 day treasury bills, or other money market index published by an independent third party.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeping its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900) for these transfer agency services.

         In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the fiscal years ended June 30, 2001 and 2000, and for the period October 26, 1998 (commencement of operations) through June 30, 1999, the Advisor paid fees of $20,339, $11,192 and $8,200 on behalf of the Fund to Unified for these fund accounting services.

         Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended June 30, 2001 and 2000, and for the period October 26, 1998 (commencement of operations) through June 30, 1999, the Administrator received $20,098, $30,000 and $20,000 from the Advisor (not the Fund) for these services.

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2002. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

         The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's annual report to the shareholders for the period ended June 30, 2001. The Trust will provide the annual report without charge by calling the Fund at (888) 879-5723.